SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2005

KIRKLAND’S, INC.

(Exact Name of Registrant as Specified in Charter)

TENNESSEE	000-49885	62-1287151
(State or Other Jurisdiction	(Commission file number)	(I.R.S. Employer
of Incorporation or Organization)		Identification Number)

805 NORTH PARKWAY
JACKSON, TENNESSEE 38305
(Address of principal executive offices)

(731) 668-2444
(Registrant’s telephone number, including area code)

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statement and Exhibits.
Signatures
EX-99.1 PRESS RELEASE 02/03/05

Item 2.02. Results of Operations and Financial Condition.

     On February 3, 2005, Kirkland’s, Inc. (the “Company”) issued a press release reporting sales results for the 13-week and 52-week periods ended January 29, 2004 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

     The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release of Kirkland’s, Inc. issued February 3, 2005

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland’s, Inc.
Date: February 9, 2005	By:	/s/ Robert E. Alderson
Robert E. Alderson
Chairman, President and Chief Executive Officer